UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2019

ARLO TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	001-38618	38-4061754
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3030 Orchard Parkway

San Jose, CA 95134

(Address, including zip code, of principal executive offices)

(408) 890-3900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ARLO	New York Stock Exchange

Item 1.01	Entry into a Material Definitive Agreement.

On April 30, 2019, Arlo Technologies, Inc. (the “Company”) entered into a Cooperation Agreement (the “Agreement”) with VIEX Capital Advisors, LLC and certain of its affiliates (collectively, “VIEX”).

Pursuant to the Agreement, the Company agreed that it will increase the size of the Company’s board of directors (the “Board”) from six directors to seven directors and will appoint an independent director identified by VIEX (the “New Director”) to the Board as a Class II director, with a term expiring at the Company’s 2020 Annual Meeting of Stockholders. Additionally, the Company agreed to, among other things, (i) reduce cash retainers paid to non-employee directors and not issue equity to non-employee directors, other than any newly appointed directors, during the term of the Agreement and (ii) form a committee of the Board to evaluate and oversee a strategic review process.

With respect to the Company’s 2019 Annual Meeting of Stockholders and any other meeting of the Company’s stockholders held prior to the termination of the Agreement, VIEX agreed to, among other things, vote in favor of the Company’s director nominees and, subject to certain exceptions, vote in accordance with the Board’s recommendation on all other proposals.

VIEX also agreed to certain customary standstill provisions prohibiting it from, among other things, (i) making certain public announcements, (ii) soliciting proxies, (iii) acquiring, in the aggregate, beneficial ownership of more than 14.9% of the outstanding shares of common stock of the Company, (iv) taking public actions to change or influence the Board, Company management or the direction of certain Company matters, and (v) exercising certain stockholder rights. The Agreement will terminate on the thirtieth day prior to the stockholder nomination deadline for the Company’s 2020 Annual Meeting of Stockholders.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement, dated April 30, 2019, by and among Arlo Technologies, Inc., VIEX Capital Advisors, LLC and the other parties named therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARLO TECHNOLOGIES, INC.

Dated: May 1, 2019	By:	/s/ Christine M. Gorjanc
Christine M. Gorjanc
Chief Financial Officer